                                                                  EXHIBIT 10.22

                         FORM OF STOCK PURCHASE WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                             STOCK PURCHASE WARRANT

         NFRONT, a Georgia corporation (the "Company") issues this WARRANT as of the ____ day of __________, 1999 [DATE TO BE ON OR BEFORE SEPTEMBER 1, 1999] (the "Date of Issuance"), to NORO-MOSELEY PARTNERS IV, L.P. a Georgia limited partnership (the "Holder").

         1.       Issuance of Warrant, Term.

                  (a) For and in consideration of the Holder's commitment to make a loan to the Company in the aggregate principal amount of up to $5,000,000 (the "Loan") pursuant to the terms of a certain Debenture Purchase Agreement by and between the Company and the Holder, dated April ____, 1999 (the "Debenture Purchase Agreement"), which Loan will be evidenced by one or more Senior Subordinated Debentures (the "Debentures"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to the Holder the right to purchase at the Exercise Price (as hereinafter defined) shares of the Company's Common Stock as set forth herein, all subject to adjustment and upon the terms and conditions contained herein, together with the other appurtenant rights, powers and privileges hereinafter described, as follows: on or at any time after the Date of Issuance up to and including the third (3rd) anniversary of the Date of Issuance, the Holder may exercise this warrant (the "Warrant" or "Warrants") at the Exercise Price and acquire ________ shares of Common Stock of the Company [NUMBER OF SHARES TO BE DETERMINED IN ACCORDANCE WITH SECTION
         1.03 OF DEBENTURE PURCHASE AGREEMENT].

                  (b) This Warrant shall be exercisable at any time and from time to time in whole or in part until the third (3rd) anniversary of the Date of Issuance.

         2. Exercise Price. The exercise price per share for which all or any of the shares of Common Stock of the Company (collectively, the "Warrant Shares") may be purchased pursuant to the terms of this Warrant shall be $_______ [AS DEFINED IN SECTION 1.03 OF THE DEBENTURE PURCHASE AGREEMENT] (the "Exercise Price").

         3.       Exercise.

                  (a) This Warrant may be exercised by the Holder hereof as to all or any increment or increments of the Warrant Shares upon delivery of written notice of intent to exercise to the Company at the Company's address set forth below its signature below or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and cash or check payable to the Company for the aggregate Exercise Price of the Warrant Shares so purchased (the "Purchase Price"). Upon exercise of this Warrant, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of Warrant Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the Warrant
         Shares, the Holder shall be entitled to receive a new Warrant covering a reduced number of Warrant Shares equal to the number of Warrant Shares issued on such partial exercise.

                  (b) For purposes of this Warrant, "Common Stock" means the Common Stock of the Company, and all other securities of any class of classes (however designated) of the Company the holders of which have the right, without limitation as to amount, after payment on any securities entitled to a preference on dividends or other distributions upon any dissolution or winding up, either to all or to a share of the balance of payments upon such dissolution, liquidation or winding up.

         4. Covenants and Conditions. The above provisions are subject to the following:

                  (a) Neither this Warrant nor the Warrant Shares have been registered under the Securities Act or any state securities laws
         ("Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Warrant Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Warrant Shares shall bear substantially the following legend:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE


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

                  COMPANY, REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                  THE SHARES SUBJECT TO THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO THE TERMS OF THAT STOCK PURCHASE WARRANT DATED AS OF ____________, 1999, AND ISSUED BY THE COMPANY. COPIES OF THE STOCK PURCHASE WARRANT MAY BE OBTAINED FROM THE COMPANY'S SECRETARY.

                  (b) The Company covenants and agrees that all Warrant Shares that may be issued upon exercise of this Warrant will, upon issuance and payment therefor, if applicable, be legally and validly issued and outstanding, fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

                  (c) The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any Warrant Shares issued upon exercise of this Warrant with applicable federal and state securities laws. In furtherance of the foregoing, the Holder represents and warrants:

                           (i) The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that the Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests;

                           (ii) The Holder is acquiring this Warrant, and will acquire the Warrant Shares, for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. The Holder understands that this Warrant has not been, and the Warrant Shares will not be, registered under the Securities Act or any Blue Sky Laws by reason of exemptions from the registration provisions of the Securities Act and such Blue Sky Laws that depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations;

                           (iii) The Holder is familiar with the provisions of Rule 144 under the Act which permits the limited resale of restricted securities, subject to the satisfaction of certain conditions;

                           (iv) The Holder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and the opportunity to review the Company's facilities. The Holder has also had an


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

                  opportunity to ask questions of officers of the Company, which were answered to its satisfaction; and

                           (v) The Holder is an "accredited investor" as that term is defined in Rule 501 (a) of Regulation D under the Act.

         5. Transfer of Warrant. This Warrant may not be transferred, in whole or in part, by Holder without the prior express written consent of the Company. Notwithstanding the foregoing, this Warrant may be transferred at Holder's option, to one or more persons, in whole or in part by presentation of the Warrant to the Company with written instructions for such transfer, so long as (i) such transferees (a) are members, partners, shareholders or affiliates of Holder, (b) agree to hold the Warrant subject to all the terms hereof and
(c) agree to execute an Addendum to the Shareholders Agreement, dated as of May 13, 1998, by and among the Company and its shareholders, as amended (the "Shareholder Agreement") upon exercise of the Warrant to become a party to the Shareholder Agreement; and (ii) such transfer is in compliance with the provisions of Paragraph 4 hereof and all applicable laws, provided, however, that the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company or is affiliated with any such competitor. Upon such presentation for transfer as permitted hereunder, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses in connection with the preparation, issuance and delivery of Warrants under this Paragraph 5.

         6. Warrant Holder Not Shareholder; Rights Offering. This Warrant does not confer upon the Holder hereof, as such, any right whatsoever as a shareholder of the Company. Notwithstanding the foregoing, in the event the Company should offer to all the Company's shareholders the right to purchase any securities of the Company, then all of the Warrant Shares shall be deemed for such purpose to be outstanding and owned by the Holder as of the subscription date and the Holder shall be entitled to participate in such rights offering as if it were a shareholder.

         7.       Adjustment of the Number of Warrant Shares.

                  (a) To prevent the dilution of the exercise rights granted under this Warrant, the number of Warrant Shares which the Holder is initially entitled to receive pursuant to Section 1 upon the exercise of this Warrant shall be subject to adjustment from time to time pursuant to Subsection
(b) below.

                  (b) Upon the happening of an Extraordinary Common Stock Event, the number of Warrant Shares for which the Holder shall thereafter have the right to exercise this Warrant and thereby to acquire shall, simultaneously with the happening of such Extraordinary Common Stock Event, be multiplied by a fraction (the "Fraction"), the numerator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event.


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


                  "Extraordinary Common Stock Event" shall mean (i) the issuance of additional Common Stock as a dividend or other distribution on outstanding Common Stock or on any class or series of preferred shares, (ii) a subdivision or split of outstanding Common Stock into a greater number of shares of Common Stock or (iii) a combination of outstanding Common Stock into a smaller number of shares of Common Stock.

                  (c) Upon the happening of any event requiring an adjustment or change in the number of Warrant Shares, the Company at its expense shall promptly compute such adjustment or change in accordance with the terms of this Section 7 and shall promptly give written notice to the Holder, which notice shall (i) explain the facts upon which such adjustment or change is based, (ii) state the adjusted number of Warrant Shares and (iii) set forth in reasonable detail the methods of calculation.

                  (d) If any event occurs of the type contemplated but not expressly provided for by the provisions of this Section 7, then the Company's Board of Directors shall make an appropriate adjustment in the number of Warrant Shares to protect the rights of the Holder.

                  (e) All calculations made under this Section 7 shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

                  (f) The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

         8. Recapitalization, Merger, Etc. In the event of (i) any recapitalization, reorganization or reclassification of the outstanding shares of capital stock of the Company, or (ii) the merger or consolidation of the Company with, or the sale of all or substantially all of the assets of the Company to, or the acquisition of shares of the capital stock of the Company having a majority of the voting power of the Company by, any other person or entity or group of affiliated persons or entities, where, in connection with such event, the holders of Common Stock will be entitled to receive shares, securities, cash or other property with respect to or in exchange for such Common Stock, then, as a condition of such transaction, lawful and adequate provision (in form and substance reasonably satisfactory to the Holder) shall be made whereby the Holder shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the Common Stock of the Company immediately theretofore receivable upon the exercise of this Warrant, such shares of stock, securities, cash or other property as may be issuable or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore so receivable, and in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder such that the provisions hereof (including, without limitation, provisions for the adjustment of the number of Warrant Shares) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, cash or other property thereafter deliverable upon the exercise of this Warrant.


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

In the event of a merger or consolidation of the Company as a result of which a greater or lesser number of shares of common stock of the surviving company are issuable to holders of Common Stock of the Company outstanding immediately prior to such merger or consolidation, the number of Warrant Shares subject to this Warrant immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding Common Stock of the Company. The Company shall not effect any of the transactions contemplated by clause (ii), above, unless, prior to the consummation thereof, the other person or entity or group of affiliated persons or entities who are party to such transaction shall assume, by written instrument (in form and substance reasonably satisfactory to the Holder), executed and mailed by first class mail, postage prepaid, to the Holder, the obligation to deliver to such Holder such shares of stock, securities, cash or other property as, in accordance with the foregoing provisions, such Holder may be entitled to receive.

         9. Registration Rights. The Company acknowledges and agrees that, with respect to the Warrant Shares, the Holder will have the registration rights provided in that certain Shareholder Agreement, dated as of May 13, 1998, by and among the Company, its holders of Common Stock and the Holder, as amended pursuant to that certain First Addendum to Shareholder Agreement, dated as of August 25, 1998, that certain Second Addendum to Shareholder Agreement, dated as of September 21, 1998, that certain Third Addendum to Shareholder Agreement, dated as of April 14, 1999, and that certain Fourth Addendum to Shareholder Agreement, dated as of April 22, 1999.

         10. Notices. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, telexed, or sent by certified mail or nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery, telecopy or telex or one business day after delivery to such courier service or two business days after mailing, as the case may be, shall be the date of such notice, election or demand. For the purposes of this Agreement:

        The address of the Holder
        is:                            Noro-Moseley Partners IV, L.P.
                                       900 North Parkway Square
                                       4200 Northside Parkway
                                       Atlanta, Georgia  30327
                                       Attention:  Charles D. Moseley, Jr.
                                       Telecopy No.:(404) 239-9280


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

        with a copy (which shall
        not constitute notice) to:
                                       -----------------------------
                                       -----------------------------
                                       -----------------------------
                                       Attention:
                                                 -------------------
                                       Telecopy No.:
                                                    ----------------

        The address of Borrower is:
                                       nFront, Inc.
                                       520 Guthridge Court, N.W.
                                       Suite 100
                                       Norcross, Georgia  30092
                                       Attention:
                                                 -------------------
                                       Telecopy No.:  770/209-9093

        with a copy (which shall
        not constitute notice) to:
                                       Morris, Manning & Martin, L.L.P.
                                       1600 Atlanta Financial Center
                                       3343 Peachtree Road, N.E.
                                       Atlanta, Georgia 30326
                                       Attention:  Ward S. Bondurant, Esq.
                                       Telecopy No. (404) 365-9532


         12. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited. or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Holder.

         13. Descriptive Headings; Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. ALL QUESTIONS CONCERNING THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISIONS OR RULE (WHETHER OF THE STATE OF GEORGIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF GEORGIA.


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

         IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                   "COMPANY":

                                   NFRONT, INC.

                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                                   "HOLDER":

                                   NORO-MOSELEY PARTNERS IV, L.P.

                                   By:  MKFJ-IV, L.L.C., General Partner


                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


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